                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                    WAIVER
                                    ------

     WAIVER, dated as of April 1, 1999 (this "Waiver"), to the Credit Agreement, dated as of December 1, 1995, as amended, among LASALLE RE HOLDINGS LIMITED, a Bermuda company (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (the "Credit Agreement").


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Waiver becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be waived in the manner provided for in this Waiver.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Waiver
          ------

     1.   Waiver of Subsection 6.1.  The Lenders hereby waive compliance by the
          ------------------------
Borrower with the provisions of Subsection 6.1 solely to permit the Borrower to issue the 2,000,000 Series C preferred shares prior to December 31, 1999 and to permit LaSalle Re to issue the 2,000,000 Series C preferred shares prior to December 31, 1999.

     2.   Waiver of Subsection 6.2.  The Lenders hereby waive compliance by the
          ------------------------
Borrower with the provisions of Subsection 6.2 solely to permit the Borrower to issue the 2,000,000 Series C preferred shares prior to December 31, 1999 and to permit LaSalle Re to issue the 2,000,000 Series C preferred shares prior to December 31, 1999.

     3.   Waiver of Subsection 6.7.
          ------------------------

     (a) The Lenders hereby waive compliance by the Borrower with the provisions of Subsection 6.7 to the extent that the Restricted Payments made by the Borrower on its common stock for the dividend declared in the fourth fiscal quarter of 1999 and paid in the first fiscal quarter of 2000 will exceed 50% (but in no event will exceed 60%) of the Consolidated Net Income of the Borrower as calculated as provided in Subsection 6.7(v).

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                                                                               2

     (b) The Lenders hereby waive compliance by the Borrower with the provisions of Subsection 6.7 solely to allow (i) the Borrower to make Restricted Payments on the 2,000,000 Series C preferred shares in amounts sufficient to make scheduled dividend payments due thereon and (ii) LaSalle Re to make Restricted Payments on the 2,000,000 Series C preferred shares in amounts sufficient to make scheduled dividend payments due thereon.

     4.   Waiver of Subsection 6.9.  The Lenders hereby waive compliance by the
          ------------------------
Borrower with the provisions of Subsection 6.9 solely to allow the investment by the Borrower in the LaSalle Re Series C preferred shares.

     5.   Waiver of Subsection 6.10.  The Lenders hereby waive compliance by
          -------------------------
the Borrower with the provisions of Subsection 6.10 solely to allow LaSalle Re to issue and sell to the Borrower the LaSalle Re Series C preferred shares.

     6.   Waiver of Subsection 6.13.  The Lenders hereby waive compliance by the
          -------------------------
Borrower with the provisions of Subsection 6.13 solely to allow LaSalle Re to issue and sell to the Borrower the LaSalle Re Series C preferred shares.

     7.   Waiver of Subsection 6.14.  The Lenders hereby waive compliance by the
          -------------------------
Borrower with the provisions of Subsection 6.14 solely to permit the Borrower to issue the 2,000,000 Series C preferred shares prior to December 31, 1999 and to permit LaSalle Re to issue the 2,000,000 Series C preferred shares prior to December 31, 1999.

     III. Conditions to Effectiveness.  This Waiver shall become effective on
          ---------------------------
the date (the "Waiver Effective Date") on which the Borrower, the Agent and the Required Lenders shall have executed and delivered this Waiver to the Agent.


General
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     1.   Representations and Warranties.  To induce the Agent and the Lenders
          -----------------------------
parties hereto to enter into this Waiver, the Borrower hereby represents and warrants to the Agent and all of the Lenders as of the Waiver Effective Date that:

     (a)  Financial Condition.  (1) The audited consolidated balance sheet of
          -------------------
the Borrower and its consolidated Subsidiaries as at September 30, 1998 and the related audited consolidated statements of income and of cash flows for the fiscal year ended on such date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

     (2) The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1998, and the related unaudited consolidated statements of income

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and of cash flows for the three-month period ended on such date, certified by a
Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments).

     (3) All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

     (b)  Corporate Power; Authorization; Enforceable Obligations.
          -------------------------------------------------------

     (1) The Borrower has the corporate power and authority, and the legal right, to make, deliver this Waiver and to perform the Loan Documents to which it is a party, as amended by this Waiver, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Waiver and the performance of such Loan Documents, as so amended.

     (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Waiver or with the performance, validity or enforceability of the Loan Documents to which it is a party.

     (3) This Waiver has been duly executed and delivered on behalf of the Borrower.

     (4) This Waiver and each Loan Document to which it is a party, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c)  No Legal Bar.  The execution, delivery and performance of this Waiver
          ------------
and the performance of the Loan Documents, as amended by this Waiver, will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (d)  Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date, before and after giving effect to the effectiveness of this Waiver, as if made on and as of the Waiver Effective date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

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          2.   Payment of Expenses. The Borrower agrees to pay or reimburse the
               -------------------
Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          3.   No Other Waivers: Confirmation. Except as expressly waived,
               ------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.   Governing Law: Counterparts. (a) This Waiver and the rights and
               --------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Waiver may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be lodged with the Borrower and the Agent. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

          5.   No Revocation Without Consent. This Waiver cannot be revoked or
               -----------------------------
amended without the consent of the Administrative Agent, the Borrower, and the Required Lenders.



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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  LASALLE RE HOLDINGS LIMITED


                                  By:  /s/ C.E. MORAN
                                       ----------------------------------------
                                       Title: Vice President Finance


                                  THE CHASE MANHATTAN BANK, as
                                  Administrative Agent and as a Lender


                                  By:  /s/ HELEN L. NEWCOMB
                                       ----------------------------------------
                                       Title: Vice President


                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By:  /s/ SAM BRIDGES
                                       ----------------------------------------
                                       Title: First V.P.


                                  MELLON BANK, N.A.


                                  By:  /s/ KAREN E. MCCONOMY
                                       ----------------------------------------
                                       Title: Assistant Vice President


                                  FLEET NATIONAL BANK


                                  By:  /s/ ANSON T. HARRISON
                                       ----------------------------------------
                                       Title: Vice President


                                  CITIBANK, N.A.


                                  By:  /s/ ANDREW FOWLER
                                       ----------------------------------------
                                       Title: V.P. Global Corporate Banking